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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): June 15, 2001


                                  iVillage Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                  000-25469                13-3845162
     ---------------------       ------------------       --------------------
       (State or other           (Commission File            (IRS Employer
       jurisdiction of                Number)             Identification No.)
        organization)





500-512 Seventh Avenue, New York, New York                     10018
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (212) 600-6000



          ------------------------------------------------------------
          (Former name or former address if changed since last report)



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Item 5.        Other Events

               The Board of Directors of iVillage Inc. ("iVillage") have designated Wednesday, August 15, 2001 as the date of the 2001 Annual Meeting of Stockholders of iVillage (the "Annual Meeting"). Only holders of record as of the close of business on July 16, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting.

               According to iVillage's By-Laws, a stockholder may nominate one or more persons for election as directors at the Annual Meeting or propose business to be brought before the Annual Meeting only if such stockholder has given timely notice in proper written form of the stockholder's intent to make such nomination(s) or propose such business. To be timely, such notice must be received by iVillage, in the form, substance and manner specified by the By-Laws, a reasonable time before iVillage begins its solicitation for the Annual Meeting. Presently, iVillage expects to commence its solicitation within a few days following the Record Date for the Annual Meeting.

               THE FOREGOING IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE A SOLICITATION BY iVILLAGE OF A PROXY, CONSENT OR AUTHORIZATION FOR OR WITH RESPECT TO THE ANNUAL MEETING. ANY SUCH SOLICITATION BY iVILLAGE WILL BE MADE ONLY PURSUANT TO A PROXY STATEMENT AND OTHER SOLICITATION MATERIALS COMPLYING WITH ALL APPLICABLE REQUIREMENTS OF SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.






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                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   iVillage Inc.
                                   (Registrant)

     Date:  June 18, 2001          By:  /s/ Steven A. Elkes
                                      ---------------------------------
                                      Steven A. Elkes
                                      Executive Vice President--Operations and
                                      Business Affairs